--------------------------------------------------------------------------------

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                               ADOLOR CORPORATION
                            (a Delaware corporation)
                        6,000,000 Shares of Common Stock





                               PURCHASE AGREEMENT
                               ------------------



















Dated:  ., 2000





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Table of Contents

                                                                          Page
                                                                          ----

SECTION 1. Representations and Warranties....................................3
          -------------------------------

         (a)    Representations and Warranties by the Company................3
                (i)       Compliance with Registration Requirements..........3
                          -----------------------------------------
                (ii)      Independent Accountants............................4
                          -----------------------
                (iii)     Financial Statements...............................4
                          --------------------
                (iv)      No Material Adverse Change in Business.............4
                          --------------------------------------
                (v)       Good Standing of the Company.......................5
                          ----------------------------
                (vi)      Good Standing of Subsidiaries......................5
                          -----------------------------
                (vii)     Capitalization.....................................5
                          --------------
                (viii)    Authorization of Agreement.........................5
                          --------------------------
                (ix)      Authorization and Description of Securities........5
                          -------------------------------------------
                (x)       Absence of Defaults and Conflicts..................6
                          ---------------------------------
                (xi)      Absence of Labor Dispute...........................6
                          ------------------------
                (xii)     Absence of Proceedings.............................6
                          ----------------------
                (xiii)    Accuracy of Exhibits; Agreements...................7
                          --------------------------------
                (xiv)     Absence of Further Requirements....................7
                          -------------------------------
                (xv)      Possession of Licenses and Permits.................8
                          ----------------------------------
                (xvi)     Title to Property..................................8
                          -----------------
                (xvii)    Investment Company Act.............................8
                          ----------------------
                (xviii)   Environmental Laws.................................8
                          ------------------
                (xix)     Registration Rights................................9
                          -------------------
                (xx)      Nasdaq Listing.....................................9
                          --------------
                (xxi)     Intellectual Property..............................9
                          ---------------------
                (xxii)    Business Relationships and Related Party
                          ----------------------------------------
                          Transactions......................................10
                          ------------
                (xxiii)   Internal Controls.................................10
                          -----------------
                (xxiv)    Unlawful Contributions............................10
                          ----------------------
                (xxv)     Taxes.............................................11
                          -----
                (xxvi)    Transfer Taxes....................................11
                          --------------
                (xxvii)   Insurance.........................................11
                          ---------
                (xxviii)  ERISA.............................................11
                          -----
                (xxix)    Regulatory Filings................................12
                          ------------------
                (xxx)     Clinical Trials...................................12
                          ---------------
                (xxxi)    Distribution of Reserved Securities...............13
                          -----------------------------------
                (xxxii)   Actions Relating to Common Stock..................13
                          --------------------------------
                (xxxiii)  No Integration....................................13
                          --------------
         (b)    Officer's Certificates......................................13

SECTION 2. Sale and Delivery to Underwriters; Closing.......................13
          -------------------------------------------

         (a)    Initial Securities..........................................13
         (b)    Option Securities...........................................14
         (c)    Payment.....................................................14
         (d)    Denominations; Registration.................................15

SECTION 3. Covenants of the Company.........................................15
          -------------------------

         (a)    Compliance with Securities Regulations and Commission
                 Requests...................................................15
         (b)    Filing of Amendments........................................15
         (c)    Delivery of Registration Statements.........................16
         (d)    Delivery of Prospectuses....................................16
         (e)    Continued Compliance with Securities Laws...................16
         (f)    Blue Sky Qualifications.....................................17
         (g)    Rule 158....................................................17
         (h)    Use of Proceeds.............................................17
         (i)    Listing.....................................................17
         (j)    Restriction on Sale of Securities...........................17
         (k)    Restriction on Sale of Reserved Securities..................18
         (l)    Reporting Requirements......................................18
         (m)    Compliance with Rule 463....................................18
         (n)    Rule 462(b).................................................18
         (o)    Furnish Information.........................................18
         (p)    Annual Report...............................................19
         (q)    Interim Financial Statements................................19

SECTION 4. Payment of Expenses..............................................19
          --------------------

         (a)    Expenses....................................................19
         (b)    Termination of Agreement....................................20

SECTION 5. Conditions of Underwriters' Obligations..........................20
          ----------------------------------------

         (a)    Effectiveness of Registration Statement.....................20
         (b)    Opinion of Counsel for Company..............................20
                (i)       Counsel for the Company...........................20
                          -----------------------
                (ii)      Special FDA Counsel for the Company...............21
                          -----------------------------------
                (iii)     Patent Counsel for the Company....................21
                          ------------------------------
         (c)    Opinion of Counsel for Underwriters.........................21
         (d)    Officers' Certificate.......................................21
         (e)    Accountant's Comfort Letter.................................22
         (f)    Bring-down Comfort Letter...................................22
         (g)    Approval of Listing.........................................22
         (h)    No Objection................................................22
         (i)    Lock-up Agreements..........................................22
         (j)    Conditions to Purchase of Option Securities.................22
                (i)       Officers' Certificate.............................22
                          ---------------------
                (ii)      Opinion of Counsel for Company....................23
                          ------------------------------
                (iii)     Opinion of Special FDA Counsel for Company........23
                          ------------------------------------------
                (iv)      Opinion of Patent Counsel for Company.............23
                          -------------------------------------
                (v)       Opinion of Counsel for Underwriters...............23
                          -----------------------------------
                (vi)      Bring-down Comfort Letter.........................23
                          -------------------------
         (k)    Additional Documents........................................23
         (l)    Termination of Agreement....................................24

SECTION 6. Indemnification..................................................24
          ----------------

         (a)    Indemnification of Underwriters.............................24

         (b)    Indemnification of Company, Directors and Officers..........25
         (c)    Actions against Parties; Notification.......................25
         (d)    Settlement without Consent if Failure to Reimburse..........26
         (e)    Indemnification for Reserved Securities.....................26

SECTION 7. Contribution.....................................................26
          -------------


SECTION 8. Representations, Warranties and Agreements to Survive Delivery...28
          ---------------------------------------------------------------


SECTION 9. Termination of Agreement.........................................28
          -------------------------

         (a)    Termination; General........................................28
         (b)    Liabilities.................................................28

SECTION 10. Default by One or More of the Underwriters......................28
           -------------------------------------------


SECTION 11. Notices.........................................................29
           --------


SECTION 12. Parties.........................................................29
           --------


SECTION 13. GOVERNING LAW AND TIME..........................................30
           -----------------------


SECTION 14. Effect of Headings..............................................30
           -------------------


         SCHEDULES
                  Schedule A - List of Underwriters......................Sch A-1
                  Schedule B - Pricing Information.......................Sch B-1
                  Schedule C - List of Persons subject to Lock-up........Sch C-1

         EXHIBITS
                  Exhibit A-1   Form of Opinion of Company's Counsel.........A-1
                  Exhibit A-2   Form of Opinion of Company's Special
                        FDA Counsel..........................................A-2
                  Exhibit A-3   Form of Opinion of Company's Patent Counsel..A-3
                  Exhibit B-  Form of Lock-up Letter.........................B-1

                                                               Draft of 10/16/00


                               ADOLOR CORPORATION
                            (a Delaware corporation)
                        6,000,000 Shares of Common Stock
                          (Par Value $0.0001 Per Share)
                               PURCHASE AGREEMENT

                                     ., 2000

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Lehman Brothers Inc.
Pacific Growth Equities, Inc.
   as Representative(s) of the several Underwriters
c/o  Merrill Lynch & Co.
   Merrill Lynch, Pierce, Fenner & Smith Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

Ladies and Gentlemen:

     Adolor Corporation, a Delaware corporation (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also
----------
include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Lehman Brothers Inc. and Pacific Growth Equities, Inc. are acting as representatives (in such capacity, the "Representatives"), with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $0.0001 per share, of the Company ("Common Stock") set forth in said Schedule A, and with respect to
                                               ----------
the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 900,000 additional shares of Common Stock to cover over-allotments, if any. The 6,000,000 shares of Common Stock (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 900,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities".

     The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

     The Company and the Underwriters agree that up to [300,000] [verify] of the Securities to be purchased by the Underwriters (together with the Securities to be reserved for sale to

Santen Pharmaceutical Co., Ltd. ("Santen") the "Reserved Securities") shall be reserved for sale by the Underwriters to certain eligible employees and persons having business relationships with the Company, and a number of Securities having an aggregate value, at the initial public offering price, equal to $800,000 shall be reserved for sale by the Underwriters to Santen, as part of the distribution of the Securities by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. and all other applicable laws, rules and regulations. To the extent that such Reserved Securities are not orally confirmed for purchase by such eligible employees and persons having business relationships with the Company or by Santen by the end of the first business day after the date of this Agreement, such Reserved Securities may be offered to the public as part of the public offering contemplated hereby.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-96333) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either
(i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto and schedules thereto at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated _____, 2000 together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

SECTION 1.        Representations and Warranties.
                  ------------------------------

     (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

          (i) Compliance with Registration Requirements. Each of the
              -----------------------------------------
     Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, any preliminary prospectus and any supplement thereto or prospectus wrapper prepared in connection therewith, at their respective times of issuance and at the Closing Time, complied and will comply in all material respects with any applicable laws or regulations of foreign jurisdictions in which the Prospectus and such preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the offer and sale of Reserved Securities. Neither the Prospectus nor any amendments or supplements thereto (including any prospectus wrapper), at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective. The Company's representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or Prospectus.

          Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

        (ii) Independent Accountants. The accountants who certified the
             -----------------------
     financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

        (iii) Financial Statements.  The financial statements included in the
              --------------------
     Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data, the capitalization information and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The pro forma financial information included in the Registration Statement and the Prospectus presents fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial information and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

        (iv)  No Material Adverse Change in Business. Since the respective dates
              --------------------------------------
     as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company, other than those in the ordinary course of business, which are material with respect to the Company, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

         (v) Good Standing of the Company.  The Company has been duly  organized
             ----------------------------
     and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in the Commonwealth of Pennsylvania and in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a

     Material Adverse Effect. The Company is in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions.

          (vi) Good Standing of Subsidiaries. The Company has no subsidiaries.
               -----------------------------

          (vii) Capitalization. The authorized, issued and outstanding capital
                --------------
     stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company other than those accurately described in the Prospectus; the description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

          (viii) Authorization of Agreement. This Agreement has been duly
                 --------------------------
     authorized, executed and delivered by the Company. This Agreement is a legal, valid and binding agreement of the Company enforceable in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors' rights generally, and general equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws).

          (ix) Authorization and Description of Securities. The Securities have
               -------------------------------------------
     been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

          (x) Absence of Defaults and Conflicts. The Company is not in violation
              ---------------------------------
     of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company.

          (xi) Absence of Labor Dispute. No labor dispute with the employees of
               ------------------------
     the Company exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers, customers or contractors, which may reasonably be expected to result in a Material Adverse Effect.

          (xii) Absence of Proceedings. There is no action, suit, proceeding,
               -----------------------
     inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the best knowledge of the Company, threatened, against or affecting the Company which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company is a party or of which any of its property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business of the Company, could not reasonably be expected to result in a Material Adverse Effect.

          (xiii) Accuracy of Exhibits; Agreements. There are no contracts or
                 --------------------------------
     documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required, and the exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies. All executed agreements or copies of executed agreements filed as exhibits to the Registration Statement to which the Company is a party or by which it is or may be bound or to which any of its assets, properties or businesses is or may be subject have been duly and validly authorized, executed and delivered by the Company and, assuming such agreements are the legal, valid, binding and enforceable agreements of the other parties thereto, constitute the legal, valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors' rights generally, and general equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws). The descriptions in the Registration Statement of contracts and other documents are accurate in all material respects and fairly present the information required to be shown with respect thereto by the Act and the rules and regulations thereunder, legal or governmental proceedings.

          (xiv) Absence of Further Requirements. No filing with, or
                -------------------------------
     authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except (i) such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws and (ii) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Reserved Securities are offered or under the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

          (xv) Possession of Licenses and Permits. The Company possesses such
               ----------------------------------
     permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by it; the Company is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and the Company has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (xvi) Title to Property. The Company has good and marketable title to
                -----------------
     all real property owned by the Company and good title to all other properties owned by it, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and all of the leases and subleases material to the business of the Company, and under which the Company holds properties described in the Prospectus, are in full force and effect, and the Company has no notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company to the continued possession of the leased or subleased premises under any such lease or sublease.

          (xvii) Investment Company Act. The Company is not, and upon the
                 ----------------------
     issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

          (xviii) Environmental Laws. Except as described in the Registration
                  ------------------
     Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) the Company is not in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company relating to Hazardous Materials or any Environmental Laws.

          (xix) Registration Rights. There are no persons with registration
                -------------------
     rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act, except for such rights as have been validly and effectively waived in connection with the issuance of the Securities contemplated by the Registration Statement.

          (xx) Nasdaq Listing. The Common Stock has been approved for quotation
               --------------
     on the Nasdaq National Market, subject only to official notice of issuance.

          (xxi) Intellectual Property. Except as set forth in the Prospectus:
                ---------------------
     (i) the Company owns or possesses valid and enforceable licenses for all inventions, patents, patent applications, trademarks (registered or unregistered), trademark applications, tradenames, copyrights, manufacturing processes, formulae, trade secrets, know-how, and other intangible property and assets necessary to the conduct of its business now conducted as described in the Prospectus (collectively, Intellectual Property) and the Company does not know of any facts which would form a reasonable basis for a claim that the Company does not own or possess valid and enforceable licenses for all Intellectual Property necessary to the conduct of its business proposed to be conducted as described in the Prospectus; (ii) the expiration of any Intellectual Property would not result in a Material Adverse Effect; (iii) the Company has no knowledge that it lacks or will be unable to obtain any rights or licenses to use any of the Intellectual Property; (iv) the Company does not know of any third parties who have or will be able to establish rights to any of the Intellectual Property; (v) to the best of the Company's knowledge, there is no infringement by third parties of any of the Intellectual Property; (vi) there is no pending or, to the best of the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's right of title or other interest in or to any Intellectual Property, and the Company does not know of any facts which would form a reasonable basis for any such claim; (vii) there is no pending, or, to the best of the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity and scope of any Intellectual Property, and the Company does not know of any facts which would form a reasonable basis for any such claim; (viii) there is no pending or, to the best of the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company or any of its products or processes infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary right of others, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (ix) to the best of the Company's knowledge, there are no grounds for an interference proceeding before the United States Patent and Trademark Office (USPTO) in relation to any of the patents or patent applications currently owned by the Company; (x) to the best of the Company's knowledge, there are no facts which would bar the grant of a patent from each of the patent applications within the Intellectual Property; (xi) there is no pending or, to the best of the Company's knowledge, threatened action, suit, proceeding or claim by any current or former employee, consultant or agent of the Company seeking either ownership rights to any invention or compensation from the Company for any invention made by such employee, consultant or agent in the course of his/her employment with the Company, nor, to the best of the Company's knowledge, can any such action, suit, proceeding or claim, if instituted, be sustained; and (xii) there is no act or omission by the Company or its agents or representatives of which the Company has knowledge that may render any patent or patent application within the Intellectual Property unpatentable, unenforceable or invalid. The Prospectus fairly and accurately describes in all material respects the Company's rights with respect to the Intellectual Property.

          (xxii) Business Relationships and Related Party Transactions. Except
                 -----------------------------------------------------
     as disclosed in the Prospectus, there are no business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K of the Commission.

          (xxiii) Internal Controls. The Company maintains a system of internal
                  -----------------
     accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
     (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxiv) Unlawful Contributions. The Company has not at any time during
                 ----------------------
     the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any foreign, United States or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States.

          (xxv) Taxes. The Company has filed all necessary federal, state and
                -----
     foreign income and franchise tax returns and has paid all taxes required to be paid by it and, if due and payable, any related or similar assessment, fine or penalty levied against it; the Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in subsection (iii) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company has not been finally determined; the Company is not aware of any tax deficiency that has been or might be asserted or threatened against the Company that could result in a Material Adverse Effect.

          (xxvi) Transfer Taxes. There are no transfer taxes or other similar
                 --------------
     fees or charges under federal law or any material transfer taxes or other similar fees or charges under the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance and sale by the Company of the Securities.

          (xxvii) Insurance. The Company is insured by recognized, financially
                  ---------
     sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and earthquakes, general liability, products liability and directors and officers liability; the Company has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect; the Company has not been denied any insurance coverage which it has sought or for which it has applied.

          (xxviii) ERISA. The Company and any "employee benefit plan" (as
                   -----
     defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, ERISA)) established or maintained by the Company or its ERISA Affiliates (as defined below) are in compliance in all material respects with ERISA; ERISA Affiliate means, with respect to the Company, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the Code) of which the Company is a member; no "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company or any of its ERISA Affiliates; no "employee benefit plan" established or maintained by the Company or any of its ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfounded benefit liabilities" (as defined under ERISA); neither the Company nor any of its ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code; each "employee benefit plan" established or maintained by the Company or any of its ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

          (xxix) Regulatory Filings. The Company has filed with the U.S. Food
                 ------------------
     and Drug Administration (the FDA), and all applicable state and local regulatory bodies, and received approval of, all registrations, applications, licenses, requests for exemptions, permits and other regulatory authorizations, necessary to conduct the Company's business as of the date hereof as it is described in the Registration Statement and the Prospectus; the Company is in compliance with all such registrations, applications, licenses, requests for exemptions, permits and other regulatory authorizations, and all applicable FDA, state and local rules, regulations, guidelines and policies, including, without limitation, applicable FDA, state and local rules, regulations and policies relating to good manufacturing practice (GMP) and good laboratory practice (GLP); the Company has no reason to believe that any party granting any such registration, application, license, request for exemptions, permit or other regulatory authorization is considering limiting, suspending or revoking the same and knows of no basis for any such limitation, suspension or revocation.

          (xxx) Clinical Trials. The human clinical trials, animal studies and
                ---------------
     other preclinical tests conducted by the Company or in which the Company has participated that are described in the Registration Statement and Prospectus or the results of which that are referred to in the Registration Statement or Prospectus, and such studies and tests conducted on behalf of the Company, were and, if still pending, are, being conducted in accordance with experimental protocols, procedures and controls generally used by qualified experts in the preclinical or clinical study of new drugs or diagnostics as applied to comparable products to those being developed by the Company; the descriptions of the results of such studies, test and trials contained in the Registration Statement and Prospectus are accurate and complete in all material respects, and the Company has no knowledge of any other trials, studies or tests, the results of which the Company believes reasonably call into question the clinical trial results described or referred to in the Registration Statement and Prospectus; and the Company has not received any notices or correspondence from the FDA or any other governmental agency requiring the termination, suspension or modification of any animal studies, preclinical tests or clinical trials conducted by or on behalf of the Company or in which the Company has participated that are described in the Registration Statement or Prospectus or the results of which are referred to in the Registration Statement or Prospectus.

          (xxxi) Distribution of Reserved Securities. No consent, approval,
                 -----------------------------------
     authorization or order of, or qualification with, any governmental body or agency, other than those obtained in connection with the Registration Statement, is required in connection with the offering of the Reserved Securities in any jurisdiction where the Reserved Securities are being offered. The Company has not offered, or caused the Underwriters to offer, Securities to any person pursuant to the distribution of the Reserved Securities with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products. The Registration Statement, the Prospectus and any preliminary prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectuses or any preliminary prospectuses, as amended or supplemented, if applicable, are distributed in connection with the issuance and sale of the Reserved Securities.

          (xxxii) Actions Relating to Common Stock. The Company has not taken
                  --------------------------------
     and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

          (xxxiii) No Integration. Neither the Company, nor any of its
                   --------------
     affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to the Underwriters to be integrated with any prior offering by the Company for purposes of the 1933 Act.

     (b) Officer's Certificates. Any certificate signed by any officer of the Company delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

     SECTION 2. Sale and Delivery to Underwriters; Closing.
                ------------------------------------------

     (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule B, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

     (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 900,000 shares of Common Stock at the price per share set forth in Schedule B, less an amount per share equal to
                                 ----------
any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter
                                ----------
bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

     (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Brobeck, Phleger & Harrison LLP, 1633 Broadway, 47th Floor, New York, New York 10019, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called "Closing Time").

     In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.

     Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

     (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3. Covenants of the Company. The Company covenants with each
                ------------------------
Underwriter as follows:

     (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (b) Filing of Amendments. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object.

     (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, four signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, if any, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the Securities Exchange Act of 1934 (the "1934 Act"), such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

     (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement. The Company will comply with all applicable securities and other laws, rules and regulations in each foreign jurisdiction in which the Reserved Securities are offered.

     (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

     (i) Listing. The Company will use its best efforts to maintain the quotation of the Securities on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market.

     (j) Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectus, the Company will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or
(ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus[, or (D) any shares of Common Stock issued in connection with any acquisition or business combination.] [need to specify particular acquisitions or criteria; also, recipients will need to agree to co-terminus lockup].

     (k) Restriction on Sale of Reserved Securities. The Company will ensure that the Reserved Securities will be restricted to the extent required by the National Association of Securities Dealers, Inc. (the "NASD") or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. The Underwriters will notify the Company as to which recipients of Reserved Securities, if any, will need to be so restricted. At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Reserved Securities prior to three months following the date of the effectiveness of the Registration Statement, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release. The Company will direct the removal of the transfer restrictions upon the expiration of the three-month period.

     (l) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

     (m) Compliance with Rule 463. The Company will include in the Company's reports filed with the Commission such information with respect to the sale of the Securities and the application of the proceeds therefrom as may be required by Rule 463 of the 1933 Act Regulations.

     (n) Rule 462(b). If necessary or appropriate, the Company will file a registration statement pursuant to Rule 462(b) under the Act.

     (o) Furnish Information. The Company will furnish to the Representatives and, upon request, to each of the other Underwriters for a period of four years from the date of this Agreement (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed, and (iv) such other information as the Representatives may reasonably request regarding the Company.

     (p) Annual Report. The Company will furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and of cash flow of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants).

     (q) Interim Financial Statements. The Company will furnish to the Representatives as early as practicable prior to the time of purchase and the additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim financial statements, if any, of the Company which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 5(e) hereof.

     SECTION 4. Payment of Expenses.
                -------------------

     (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities and (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities, (x) the fees and expenses incurred in connection with the inclusion of the Securities in the Nasdaq National Market and (xi) all costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, in connection with matters related to the Reserved Securities which are designated by the Company for sale to Santen and to employees and others having a business relationship with the Company.

     (b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     SECTION 5. Conditions of Underwriters' Obligations. The obligations of the
                ---------------------------------------
several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

     (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

     (b) Opinion of Counsel for Company. At Closing Time:

         (i) Counsel for the Company. The Representatives shall have received the favorable opinion, dated as of Closing Time, of Dechert, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A-1 hereto, and to such further effect as counsel to the Underwriters may reasonably request.

         (ii) Special FDA Counsel for the Company. The Representatives shall
              -----------------------------------
have received the favorable opinion, dated as of Closing Time, of Hyman, Phelps & McNamara, P.C., special FDA counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A-2
                                                                     -----------
hereto, and to such further effect as counsel to the Underwriters may reasonably request.

          (iii) Patent Counsel for the Company. The Representatives shall have
                ------------------------------
received the favorable opinions, dated as of Closing Time, (1) of Woodcock Washburn Kurtz Mackiewicz & Norris LLP, patent counsel for the Company, (2) of Dechert, patent counsel for the Company, and (3) of Pepper Hamilton LLP, patent counsel for the Company, each in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A-3 hereto, and to such further effect as counsel to the Underwriters may reasonably request.

     (c) Opinion of Counsel for Underwriters. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Brobeck, Phleger & Harrison LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in clauses (i), (ii), (v),
(vi) (solely as to preemptive or other similar rights arising by operation of law or under the charter or by-laws of the Company), (viii) through (x), inclusive, (xii), (xiv) (solely as to the information in the Prospectus under "Description of Capital Stock--Common Stock") and the penultimate paragraph of Exhibit A-1 hereto. In giving such opinion such counsel may rely, as to all
-----------
matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and certificates of public officials.

     (d) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in
Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) to their knowledge, after due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

     (e) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from KPMG LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (f) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from KPMG LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

     (g) Approval of Listing. At Closing Time, the Securities shall have been approved for inclusion in the Nasdaq National Market, subject only to official notice of issuance.

     (h) No Objection. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     (i) Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit B hereto
                                                              ---------
signed by the persons listed on Schedule C hereto.
                                ----------

     (j) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

          (i) Officers' Certificate. A certificate, dated such Date of Delivery,
              ---------------------
     of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

          (ii) Opinion of Counsel for Company. The favorable opinion of Dechert,
               ------------------------------
     counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

          (iii) Opinion of Special FDA Counsel for Company. The favorable
                ------------------------------------------
     opinion of Hyman, Phelps & McNamara, P.C., special FDA counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

          (iv) Opinion of Patent Counsel for Company. The favorable opinion (1)
               -------------------------------------
     of Woodcock Washburn Kurtz Mackiewicz & Norris LLP, patent counsel for the Company, and (2) of Dechert, patent counsel for the Company, each in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the

     Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

          (v) Opinion of Counsel for Underwriters. The favorable opinion of
              -----------------------------------
     Brobeck, Phleger & Harrison LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

          (vi) Bring-down Comfort Letter. A letter from KPMG LLP, in form and
               -------------------------
     substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(f) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

     (k) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

     (l) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

     SECTION 6. Indemnification.
                ---------------

     (a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of (A) the violation of any applicable laws or regulations of foreign jurisdictions where Reserved Securities have been offered and (B) any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper material distributed in foreign jurisdictions in connection with the reservation and sale of the Reserved Securities to Santen and to eligible employees and persons having business relationships with the Company or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectus or preliminary prospectus, not misleading.

          (iii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 6(a)(ii)(A) hereof; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

          (iv) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 6(a)(ii)(A) hereof, to the extent that any such expense is not paid under
     (i), (ii) or (iii) above;

          provided, however, that this indemnity agreement shall not apply to
          --------  -------
     any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(iii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     (e) Indemnification for Reserved Securities. In connection with the offer and sale of the Reserved Securities, the Company agrees, promptly upon a request in writing, to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them as a result of the failure of eligible employees and persons having business relationships with the Company, including Santen, to pay for and accept delivery of Reserved Securities which, by the end of the first business day following the date of this Agreement, were subject to a properly confirmed agreement to purchase.

     SECTION 7. Contribution. If the indemnification provided for in Section 6
                ------------
hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions, or in connection with any violation of the nature referred to in Section 6(a)(ii)(A) hereof, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

     The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or any violation of the nature referred to in Section 6(a)(ii)(A) hereof.

     The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.
                    ----------

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery.
                --------------------------------------------------------------
All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters. The Company and each Underwriter agree to promptly notify each other of the commencement of any Proceeding against it, and, in the case of the Company, against any of the Company's officers or directors in connection with the issuance and sale of the Securities, or in connection with the Registration Statement or Prospectus.

     SECTION 9. Termination of Agreement.
                ------------------------

     (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or
(iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

     (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

     SECTION 10. Default by One or More of the Underwriters. If one or more of
                 ------------------------------------------
the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the Representative(s) or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

     SECTION 11. Notices. Except as otherwise provided herein, all notices and
                 -------
other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at North Tower, World Financial Center, New York, New York 10281-1201, attention of .; and notices to the Company shall be directed to it at Adolor Corporation, [371 Phoenixville Pike, Malvern, Pennsylvania 19355] [Note: Insert new address if applicable once new lease is signed], attention of Chief Executive Officer.

     SECTION 12. Parties. This Agreement shall each inure to the benefit of and
                 -------
be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND
                 ----------------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 14. Effect of Headings. The Article and Section headings herein and
                 ------------------
the Table of Contents are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                            Very truly yours,

                                            ADOLOR CORPORATION
                                            By
                                                   ----------------------------
                                                   Name:
                                                   Title:
CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                  INCORPORATED
LEHMAN BROTHERS INC
PACIFIC GROWTH EQUITIES, INC.
By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                  INCORPORATED


By
      ---------------------------------------------
      Name:
      Title:


         For themselves and as Representatives of the other Underwriters named in Schedule A hereto.
   ----------

                                   SCHEDULE A

                                                                  Number of
                    Name of Underwriter                       Initial Securities
                    -------------------                       ------------------

Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated...........................
Lehman Brothers Inc.........................................
Pacific Growth Equities, Inc................................







                                                                  -----------
Total............................................................ 6,000,000
                                                                  ===========

                                    Sch A-1

                                   SCHEDULE B

                               ADOLOR CORPORATION
                        6,000,000 Shares of Common Stock
                          (Par Value $0.0001 Per Share)

     1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $..

     2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $., being an amount equal to the initial public offering price set forth above less $. per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

                                     Sch B-1

                                   SCHEDULE C

                                     [DRAFT]

                 List of persons and entities subject to lock-up
                 -----------------------------------------------

Douglas Alexander
Alta California
Alta Embarcadero
ARCH Development Corp.
ARCH Venture Fund II
ARCH Venture Fund III
Frank Baldino, Jr.
Charles Blanchard
Allen Bloom
Walter Buckley
Erin Bull
Randall Carpenter
Joel Cassel
An-Chih Chang
Hong Chen
City of Milford Pension & Retirement Fund
City of Stamford Fireman's Pension Fund
Luz Cortes-Burgos
Jeffrey Daubert
Dechert
Robert Dehaven
Diane Dehaven-Hudkins
DLJ Capital Corp.
Kwang Dong
Eaton Vance Worldwide
Falcon Technology Partners III
John Farrar
Ellen Feeney
Kenneth Fox
Deanne Garver
Forrest Gaul
Gilde International
Ana Gil-Jones
Susan Gottshall
Deqi Guo
Hare & Co.
Hare & Co. (f/a/o Finsbury)
Hare & Co., Cust. Nom. for Indiana U.
Linda Harver
Justin Klein
John Klopp

                                   Sch C - 1

Mike Koblish
Winfried Kolbeck
Virendra Kumar
Jim Lebovitz
Michael & Jill Lewis
Jack Lief
Patrick Little
Lombard Odier & Cie
Susan Long
David Madden
Per Erik Mansson
Michael Marella
Alan Maycock
Gwen Melincoff
Mellon Bank (for PERSI/ZCG)
C. Christopher Moller
Sam Morris
MPM Entities
MPM Bioventures II, LP
MPM Bioventures II-QP,
MPM Bioventures GMBH
Darlene Murphy
Claude Nash
Henry Nassau
Robert Nelsen
Richard Olson
One Liberty Partners III
Robert Pollan
Andrew Reddick
Terry Reisine
Roger Richards
S.R. One, Ltd.
Peter Schied
William Schmidt
Thomas Schmitt
Linda Shaw
Sonz Partners
Sonz/Adolor Fund
Special Situations
Stanley Partners
Theodore Stanley
Technology Leaders Mgmt.
Technology Leaders II
Technology Leaders II Offshore
TGI Fund II
UCLA

                                   Sch C - 2

Vengott
Lizann Wentz
Barton Winokur
WPG Venture Ptnrs.
WPG Enterprise Fund II
Weiss, Peck & Greer Venture Assoc. III
WPG LifeScience Entrepreneur Fund
Curtis Wright
Guangling Yu
Wei-yuan Zhang
(all other officers, directors and stockholders)

                                   Sch C - 3

                                                                     Exhibit A-1

                      FORM OF OPINION OF COMPANY'S COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)

     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

     (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement.

     (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in the Commonwealth of Pennsylvania.

     (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Purchase Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of any statutory or contractual preemptive rights or other similar rights of any securityholder of the Company.

     (v) The Securities have been duly authorized and, when issued and delivered by the Company pursuant to the Purchase Agreement against payment of the consideration set forth in the Purchase Agreement, will be validly issued and fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability by reason of being such a holder.

     (vi) The issuance of the Securities is not subject to any preemptive rights arising under the Restated Certificate of Incorporation of the Company or the General Corporation Law of the State of Delaware or[, to our knowledge,] other similar rights of any securityholder of the Company.

     (vii)  The Company does not have any subsidiaries.

     (viii) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

     (ix) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

                                     A-1 - 1

     (x) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectus and each amendment or supplement to the Registration Statement and Prospectus as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

     (xi) If Rule 434 has been relied upon, the Prospectus was not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective.

     (xii) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and by-laws of the Company and the requirements of the Nasdaq National Market.

     (xiii) To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company is a party, or to which the property of the Company is subject, before or brought by any court or governmental agency or body, domestic or foreign, which are required to be described in the Prospectus but are not so described.

     (xiv) The information in the Prospectus under "Description of Capital Stock", insofar as such information purports to summarize certain provisions of the capital stock of the Company, provides a fair summary of such provisions in all material respects; the information in the Prospectus under "Business--Property", "Business-Litigation", "Risk Factors--Anti-take-over provisions in our charter documents and under Delaware law may make an acquisition of us, which may be beneficial to our stockholders, more difficult" and "-- If our stockholders sell substantial amounts of our common stock after this offering, the market price of our common stock may fall;" "Management--Employee Benefit Plans;" "Certain Transactions;" "Shares Eligible for Future Sale" and in the Registration Statement under Items 14 and 15, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects. The description in the Registration Statement and the Prospectus of the charter and the by-laws fairly presents the information required to be presented by the Securities Act and the applicable rules and regulations thereunder.

     (xv) [To the best of our knowledge, there are no statutes or regulations that are required to be filed as exhibits to the Registration Statement or to be described in the Prospectus that are not filed or described as required.] [discuss]

     (xvi) [All descriptions in the Registration Statement of contracts and other documents to which the Company is a party are accurate in all material respects;] [discuss] to the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto[, and the descriptions thereof or references thereto are correct in all material respects.]

                                    A-1 - 2

     (xvii) To the best of our knowledge, the Company is not in violation of its charter or by-laws and no default by the Company exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

     (xviii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any domestic court or governmental authority or agency (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or for the offering, issuance or sale of the Securities.

     (xix) The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use Of Proceeds") and compliance by the Company with its obligations under the Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(x) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its properties, assets or operations.

     (xx) To the best of our knowledge, except as described in the Prospectus, no holder of any securities of the Company or any other person has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Securities or the right to have any Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require the Company to register under the Securities Act any shares of Common Stock or other securities of the Company, and any registration rights in connection with the offering contemplated by the Registration Statement have been waived.

     (xxi) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

     (xxii) The Common Stock has been approved for quotation on the Nasdaq National Market, upon issuance as contemplated by the Purchase Agreement.

                                    A-1 - 3

     (xxiii) To the best of our knowledge, , other than as described in the Registration Statement, the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any Material Adverse Effect on the Company.

     (xxiv) The issuance and sale of the Company's Series H Preferred Stock in the private placement completed on or about July 6, 2000 was exempt from the registration requirements of the Act.

     (xxv) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to the Underwriters to be integrated with any prior offering by the Company for purposes of the 1933 Act.

     We have participated in the conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and the Underwriters at which the Contents of the Registration Statement and Prospectus were discussed and, although we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness or the statements contained in the Registration Statement or Prospectus (except as and to the extent stated above), on the basis of the foregoing nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable), (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we need make no opinion), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials and on participation in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document

                                    A-1 - 4
relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                    A-1 - 5

                                                                     Exhibit A-2

                     FORM OF OPINION OF SPECIAL FDA COUNSEL
                              FOR THE COMPANY TO BE
                       DELIVERED PURSUANT TO SECTION 5(B)

     We have acted as special Food and Drug Administration ("FDA") regulatory counsel to Adolor Corporation (the "Company") in connection with the sale of 6,000,000 shares of Common Stock, $.0001 par value. Capitalized terms used without definition in this opinion have the meanings given to them in the Purchase Agreement dated __________, 2000. This opinion is being rendered to you pursuant to section 5(b)(ii) of the Purchase Agreement.

     Based on the foregoing, we are of the opinion that:

     (1) The statements in the Prospectus under the captions "Risk Factors - Because our product candidates are in development, there is a high risk that further development and testing will demonstrate that our product candidates are not suitable for commercialization," and "Because we are not certain we will obtain necessary regulatory approvals to market our products in the United States and foreign jurisdictions, we cannot predict whether or when we will be permitted to commercialize our products" and "Business - Government Regulation," insofar as they reflect matters relating to the Federal Food, Drug, and Cosmetic Act and the regulations thereunder, fairly summarize the material legal and regulatory requirements applicable to the testing and approval of the Company's products as they are described in the Prospectus.

     (2) There are no enforcement actions pending against the Company or any of its officers or directors by the FDA and, to our knowledge, no such actions are threatened.

     We have reviewed the sections of the Prospectus identified in paragraph (1) above, and nothing in the course of our representation of the Company has come to our attention that leads us to believe that the statements contained in the identified sections, at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and we confirm that nothing has come to our attention that leads us to believe that the statements contained in the identified sections in the Prospectus as of the date of the Prospectus and on the date hereof contained or contain any untrue statement of a material fact or omitted or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                    A-2 - 1

                                                                     Exhibit A-3

                        FORM OF OPINION OF PATENT COUNSEL
                         FOR THE COMPANY TO BE DELIVERED
                            PURSUANT TO SECTION 5(B)

     1. The statements in the Registration Statement, as of its effective date, and the Prospectus as of its date relating to U.S. patent matters, under the captions "RISK FACTORS -- It is difficult and costly to protect our intellectual property rights and we cannot ensure their protection" and "BUSINESS -- Intellectual Property", insofar as such statements constitute matters of law, legal conclusions, or summaries of legal matters or proceedings, are correct in all material respects and present fairly the facts and information purported to be shown.

     2. With respect to matters known to us, the sections of the Registration Statement as of its effective date, and the Prospectus as of its date entitled "RISK FACTORS -- It is difficult and costly to protect our intellectual property rights and we cannot ensure their protection" and "BUSINESS -- Intellectual Property", do not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

     3. To the best of our knowledge, except as described in the Prospectus, and with the exception of proceedings before the PTO, there are no pending, or threatened, legal or governmental proceedings relating to any of the Patents and Patent Applications.

     4. To the best of our knowledge, the License Agreements listed in [schedule] grant the Company rights in the [patents and/or patent applications, as applicable] referred to in the Prospectus which are listed in [schedule], and such License Agreements are validly binding and enforceable under federal case law relating to the licensing of patent rights.

     5. To the best of our knowledge, the Company owns each of the Patents and Patent Applications.

     6. To the best of our knowledge, no security interests have been recorded in the PTO with respect to any of the Patents and Patent Applications.

     7. To the best of our knowledge, no liens have been recorded against the Company with respect to any of the Patents and Patent Applications.

     8. To the best of our knowledge, except as described in the Prospectus, and except for any rights reserved to the United States Government, no third party has any rights to any of the Patents and Patent Applications that are referred to in the Prospectus and listed in [Schedule].

     9. To the best of our knowledge, except as described in the Prospectus, no interference has been declared or provoked with respect to any of the Patents and Patent Applications.

                                    A-3 - 1

     10. To the best of our knowledge, the Company has not received any notice challenging the validity or enforceability of any of the Patents and Patent Applications.

     11. While there can be no guarantee that any particular patent application will issue as a patent, each of the Patent Applications listed in [Schedule], was property filed, and is being properly and diligently prosecuted, in the PTO.

     12. For each U.S. patent application listed in [Schedule], all information known, to date, to be "material to patentability", as defined in 37 C.F.R.(S)1.56(b), has been disclosed, or will be disclosed pursuant to 37 C.F.R.(S)1.97, to the PTO.

     13. Without any searches specifically having been conducted, or having been required to have been conducted, for the purpose of rendering this opinion, and while there can be no guarantee that any particular patent application will issue as a patent, each of the U.S. patent applications listed in [Schedule], discloses patentable subject matter.

     14. To the best of our knowledge, without any searches having been conducted for the purpose of rendering this opinion, no third party is infringing any of the Patents and Patent Applications.

     15. To the best of our knowledge, no claim, which is presently pending, has been asserted against the Company relating to the potential infringement of, or conflict with, any patents, trademarks, copyrights, trade secrets, or proprietary rights, of others.

     16. To the best of our knowledge, the company is not infringing the intellectual property rights of any third party.

                                    A-3 - 2

Form of lock-up from directors, officers or other stockholders pursuant to
---------------------------------------------------------------------------
Section 5(i)                                                          Exhibit B
------------

                               September 27, 2000

MERRILL LYNCH & CO. Merrill Lynch, Pierce,
Fenner & Smith Incorporated Lehman Brothers Inc.
Pacific Growth Equities, Inc.
    as Representative(s) of the several Underwriters
c/o Merrill Lynch & Co.
    Merrill Lynch, Pierce, Fenner & Smith
    Incorporated
North Tower World Financial Center New York,
New York 10281-1209

         Re:      Proposed Public Offering by Adolor Corporation
                  ----------------------------------------------

Dear Sirs:

     The undersigned, a stockholder [and an officer and/or director] of Adolor Corporation, a Delaware corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Lehman Brothers Inc. and Pacific Growth Equities, Inc. propose(s) to enter into a Purchase Agreement (the "Purchase Agreement") with the Company providing for the public offering of shares of the Company's common stock (the "Offering"), par value $0.0001 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder [and an officer and/or director] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement (the "Underwriters") that, during a period of 180 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, otherwise than (a) as a bona fide gift or gifts, provided that the donee or donees thereof agree in writing to be bound by the terms of this Lock-Up Agreement, (b) as a distribution to limited partners or shareholders of the undersigned provided that the distributees thereby agree in writing to bound by this Lock-Up Agreement or (c) shares of Common Stock registered under the Securities Act of 1933, as amended, (other an on From S-8) that are purchased by the undersigned in the open market after the Offering or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

     In addition, the undersigned hereby waives any and all demand and/or incidental registration rights the undersigned may have with respect to the Common Stock or any securities convertible into Common Stock, for a period commencing on the date of this agreement and ending 180 days after the date of the Purchase Agreement and agrees that this Lock-Up Agreement constitutes a waiver for purposes of section 13(d) of the Registration Rights Agreement, dated November 7, 1994, as amended.

     Notwithstanding the foregoing, it is understood that if the Underwriters do not enter into a Purchase Agreement with the Company that becomes effective on or prior to January 31, 2001, this Lock-Up Agreement shall become null and void and of no further force or effect.

                                       Very truly yours,


                                       Signature:
                                                 -------------------------------

                                       Print Name:
                                                  ------------------------------

                                     B - 2